Concentrations	12 Months Ended
Sep. 30, 2017
Risks and Uncertainties [Abstract]
Concentrations

12. Concentrations.

Market: The Company primarily serves customers in the petroleum industry in the Southeastern U.S. Significant economic disruption or downturn in this geographic region or within these industries could have an adverse effect on our financial statements.

Customers: During fiscal 2017, the Company’s ten largest customers accounted for approximately 58.8% of our revenue and one of these customers accounted for 19.6% of our revenue. Accounts receivable from the ten largest customers was $4,070,000 and $3,998,000 at September 30, 2017 and September 30, 2016 respectively. The loss of any one of these ten customers could have a material adverse effect on the Company’s revenues and income.

Deposits: The Company places its cash and cash equivalents with Wells Fargo Bank, N.A. At times, such amounts may exceed FDIC limits.